SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): November 25, 2005


STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of April 1, 2005 providing for the issuance of Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates Series 2005-5)


                     STRUCTURED ASSET SECURITIES CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                333-120575-25              74-2440850
(State or other jurisdiction       (Commission               (IRS Employer
     of incorporation)             File Number)           Identification No.)

                          745 Seventh Avenue, 7th Floor
                               New York, NY 10019
                    (Address of principal executive offices)

      Registrant's telephone number, including area code : (212) 526-7000

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates Series 2005-5 pursuant to the terms of the Trust Agreement, dated as of April 1, 2005 among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services LLC., as Master Servicer, and JPMorgan Chase Bank, N.A., as Trustee.

    On November 25, 2005 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1.


Item 9.01 Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on November 25, 2005 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

             Structured  Adjustable  Rate  Mortgage  Loan Trust
             Mortgage Pass-Through  Certificates Series 2005-5

                        JPMORGAN CHASE BANK, N.A., not in its
                        individual capacity but solely as Trustee under the Agreement referred to herein

                  By:   /s/  Diane E. Wallace
                        --------------------------------------------
                Name:   Diane E. Wallace
               Title:   Vice President

                Date:   November 29, 2005



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                                 EXHIBIT INDEX

      Exhibit            Description

        99.1             Monthly Certificateholder Statement on
                         November 25, 2005

Exhibit 99.1
Monthly Certificateholder Statement on November 25, 2005


                 Structured Adjustable Rate Mortgage Loan Trust
               Mortgage Pass-Through Certificates Series 2005-5

                        Statement To Certificateholders
                                 November 25, 2005
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

-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original       Beginning                                                                               Ending
                Face         Principal                                                    Realized      Deferred    Principal
Class          Value         Balance          Principal         Interest       Total      Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A1     100,000,000.00    61,603,030.75   6,595,697.42       219,075.78      6,814,773.20   0.00         0.00         55,007,333.33
A2     336,573,000.00   207,339,168.66  22,199,336.66       737,349.92     22,936,686.58   0.00         0.00        185,139,832.00
A3      37,398,000.00    23,038,301.42   2,466,658.92        81,929.96      2,548,588.88   0.00         0.00         20,571,642.50
M1      11,023,000.00    11,023,000.00           0.00        42,405.63         42,405.63   0.00         0.00         11,023,000.00
M2       8,768,000.00     8,768,000.00           0.00        35,391.67         35,391.67   0.00         0.00          8,768,000.00
M3       7,265,000.00     7,265,000.00           0.00        30,888.86         30,888.86   0.00         0.00          7,265,000.00
P                0.00             0.00           0.00        32,971.61         32,971.61   0.00         0.00                  0.00
R                0.00             0.00           0.00             0.00              0.00   0.00         0.00                  0.00
TOTALS 501,027,000.00   319,036,500.83  31,261,693.00     1,180,013.43     32,441,706.43   0.00         0.00        287,774,807.83
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
              Original       Beginning                                                                                Ending
                Face         Notional                                                      Realized    Deferred       Notional
Class          Value         Balance          Principal         Interest       Total        Losses     Interest       Balance
-----------------------------------------------------------------------------------------------------------------------------------
AIO1   473,971,000.00   291,980,500.84           0.00         9,732.68          9,732.68   0.00         0.00        260,718,807.85
AIO2   501,027,141.30   319,036,642.14           0.00       262,196.42        262,196.42   0.00         0.00        287,774,949.15
X      501,027,141.30   319,036,642.14           0.00             0.00              0.00   0.00         0.00        287,774,949.15
---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                      Ending             Class    Pass-thru
Class     Cusip         Principal          Principal       Interest       Total        Principal                    Rate (%)
-----------------------------------------------------------------------------------------------------    -------------------------
A1       863579SF6     616.03030750     65.95697420      2.19075780     68.14773200       550.07333330    A1          4.267500 %
A2       863579SG4     616.03030742     65.95697415      2.19075779     68.14773193       550.07333327    A2          4.267500 %
A3       863579SH2     616.03030697     65.95697417      2.19075779     68.14773196       550.07333280    A3          4.267500 %
M1       863579QS0   1,000.00000000      0.00000000      3.84701352      3.84701352     1,000.00000000    M1          4.467500 %
M2       863579QT8   1,000.00000000      0.00000000      4.03645871      4.03645871     1,000.00000000    M2          4.687500 %
M3       863579QU5   1,000.00000000      0.00000000      4.25173572      4.25173572     1,000.00000000    M3          4.937500 %
TOTALS                 636.76508617     62.39522621      2.35518930     64.75041551       574.36985997
-----------------------------------------------------------------------------------------------------    -------------------------
                                                                                                                     Current
                        Beginning                                                        Ending             Class    Pass-thru
Class     Cusip         Notional          Principal       Interest       Total           Notional                    Rate (%)
-----------------------------------------------------------------------------------------------------    -------------------------
AIO1     863579QR2     616.03030742      0.00000000      0.02053434      0.02053434       550.07333328    AIO1        0.040000 %
AIO2     8635759A6     636.76518863      0.00000000      0.52331780      0.52331780       574.36998004    AIO2        0.986206 %
X        86299D5H9     636.76518863      0.00000000      0.00000000      0.00000000       574.36998004    X           0.000000 %
----------------------------------------------------------------------------------------------------    -------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                  Ashia Miller
           JPMorgan Chase Bank, N.A. - Structured Finance Services NY
                             4 NY Plaza 6th Fl.,
                            New York, New York 10004
                              Tel: (212) 623-4481
                              Fax: (212) 623-5858
                       Email: ashia.n.miller@jpmorgan.com

Principal Funds:
                           Principal Remittance Amount                                                              31,261,692.99
                           Scheduled Principal Payments                                                             41,273.58
                           Principal Prepayments                                                                    30,905,835.57
                           Curtailments                                                                             313,948.83
                           Curtailment Interest Adjustments                                                         635.01
                           Repurchase Principal                                                                     0.00
                           Substitution Amounts                                                                     0.00
                           Net Liquidation Proceeds                                                                 0.00
                           Other Principal Adjustments                                                              0.00

Interest Funds:
                           Gross Interest                                                                           1,494,697.63
                           Servicing Fees                                                                           75,726.71
                           Trustee Fees                                                                             0.00
                           Interest Adjustments from Prior Periods                                                  0.00

Prepayment Penalties:
                           Number of Loans Prepaid with Respect to which Prepayment Penalties were Collected        5
                           Balance of Loans Prepaid with Respect to which Prepayment Penalties were Collected       1,613,689.21
                           Amount of Prepayment Penalties Collected                                                 32,971.61
Pool Detail:
                           Beginning Number of Loans Outstanding                                                    975
                           Ending Number of Loans Outstanding                                                       898

                           Beginning Aggregate Loan Balance                                                         319,036,642.14
                           Ending Aggregate Loan Balance                                                            287,774,949.15

                           Current Advances                                                                         0.00
                           Aggregate Advances                                                                       0.00

                           Weighted Average Net Mortgage Rate                                                       5.33721%

                          General Delinquent Mortgage Loans

                                                  Group 1
                                                                                            Principal
                                                 Category              Number                Balance               Percentage
                                                1 Month                  3                        906,300.00           0.31 %
                                                2 Month                  0                              0.00           0.00 %
                                                3 Month                  1                        152,000.00           0.05 %
                                                Total                    4                      1,058,300.00           0.37 %

                          * Delinquent Bankruptcies and Foreclosures are not included in the table above.

                          Delinquent Mortgage Loans in Bankruptcies

                                                 Group 1
                                                                      Principal
                                                 Number               Balance                Percentage
                                                     2                383,240.35                0.13%


                                                 Bankruptcy Reporting:
                           Number of Bankruptcy Loans that are Current                                                1
                           Principal Balance of Bankruptcy Loans that are Current                            223,250.00
                           Number of Bankruptcy Loans that are 1 Month Delinquent                                     0
                           Principal Balance of Bankruptcy Loans that are 1 Month Delinquent                       0.00
                           Number of Bankruptcy Loans that are 2 Months Delinquent                                    0
                           Principal Balance of Bankruptcy Loans that are 2 Months Delinquent                      0.00
                           Number of Bankruptcy Loans that are 3+ Months Delinquent                                   1
                           Principal Balance of Bankruptcy Loans that are 3+ Months Delinquent               159,990.35
                           Total Number of Bankruptcy Loans                                                           2
                           Total Principal Balance of Bankruptcy Loans                                       383,240.35

                          Delinquent Mortgage Loans in Foreclosure
                                                 Group 1
                                                                      Principal
                                                 Number               Balance                Percentage
                                                  1                   75,023.70                 0.03%

                                                 Foreclosure Reporting:
                           Number of Foreclosure Loans that are Current                                               0
                           Principal Balance of Foreclosure Loans that are Current                                 0.00
                           Number of Foreclosure Loans that are 1 Month Delinquent                                    0
                           Principal Balance of Foreclosure Loans that are 1 Month Delinquent                      0.00
                           Number of Foreclosure Loans that are 2 Months Delinquent                                   0
                           Principal Balance of Foreclosure Loans that are 2 Months Delinquent                     0.00
                           Number of Foreclosure Loans that are 3+ Months Delinquent                                  1
                           Principal Balance of Foreclosure Loans that are 3+ Months Delinquent               76,023.70
                           Total Number of Foreclosure Loans                                                          1
                           Total Principal Balance of Foreclosure Loans                                       76,023.70

                          Delinquent Mortgage Loans in REO
                                                 Group 1
                                                                      Principal
                                                 Number               Balance                Percentage
                                                        0               0.00                    0.00%

                                                 REO Reporting:
                           Number of REO Loans that are Current                                                   0
                           Principal Balance of REO Loans that are Current                                     0.00
                           Number of REO Loans that are 1 Month Delinquent                                        0
                           Principal Balance of REO Loans that are 1 Month Delinquent                          0.00
                           Number of REO Loans that are 2 Months Delinquent                                       0
                           Principal Balance of REO Loans that are 2 Months Delinquent                         0.00
                           Number of REO Loans that are 3+ Months Delinquent                                      0
                           Principal Balance of REO Loans that are 3+ Months Delinquent                        0.00
                           Total Number of REO Loans                                                              0
                           Total Principal Balance of REO Loans                                                0.00

   Loss Detail:
                           Current Realized Losses                                                             0.00
                           Cumulative Realized Losses - Reduced by Recoveries                                  0.00

                           Current Applied Losses                                                              0.00
                           Cumulative Applied Losses                                                           0.00

   Trigger Event                                                                                                 NO
                           TEST I - Trigger Event Occurrence                                                     NO
                           (Is Rolling 3 Month Delinquency Rate > 40% of of Senior Enhancement Percetage ?)
                           Rolling 3 Month Delinquency Rate                                                               0.15863 %
                           40% of of Senior Enhancement Percetage                                                         3.76074 %
                           OR
                           TEST II - Trigger Event Occurrence                                                                    NO
                           (Are Cumulative Realized Losses as % of Original Loan Bal > Required Cumulative Loss % ?)
                           Cumulative Realized Losses as % of Original Loan Bal                                           0.00000 %
                           Required Cumulative Loss %                                                                     0.00000 %

   O/C Reporting
                           Targeted Overcollateralization Amount                                                       1,753,595.00
                           Ending Overcollateralization Amount                                                               141.31
                           Ending Overcollateralization Deficiency                                                     1,753,453.69
                           Overcollateralization Release Amount                                                                0.00
                           Monthly Excess Interest                                                                            -0.00
                           Payment to Class X                                                                                  0.00

   Certificate Interest Shortfall Detail:
   Interest Carry Forward:
                           Interest Carryforward Balance with respect to such Distribution Date
                                                 Class A-1                                                          0.00
                                                 Class A-2                                                          0.00
                                                 Class A-3                                                          0.00
                                                 Class A-IO1                                                        0.00
                                                 Class A-IO2                                                        0.00
                                                 Class M-1                                                          0.00
                                                 Class M-2                                                          0.00
                                                 Class M-3                                                          0.00

                           Interest Carryforward Amount Paid This Period                                            0.00
                                                 Class A-1                                                          0.00
                                                 Class A-2                                                          0.00
                                                 Class A-3                                                          0.00
                                                 Class A-IO1                                                        0.00
                                                 Class A-IO2                                                        0.00
                                                 Class M-1                                                          0.00
                                                 Class M-2                                                          0.00
                                                 Class M-3                                                          0.00

                           Interest Carryforward Amount Occured This Period                                         0.00
                                                 Class A-1                                                          0.00
                                                 Class A-2                                                          0.00
                                                 Class A-3                                                          0.00
                                                 Class A-IO1                                                        0.00
                                                 Class A-IO2                                                        0.00
                                                 Class M-1                                                          0.00
                                                 Class M-2                                                          0.00
                                                 Class M-3                                                          0.00

                           Remaining Interest Carryforward Amount
                                                 Class A-1                                                          0.00
                                                 Class A-2                                                          0.00
                                                 Class A-3                                                          0.00
                                                 Class A-IO1                                                        0.00
                                                 Class A-IO2                                                        0.00
                                                 Class M-1                                                          0.00
                                                 Class M-2                                                          0.00
                                                 Class M-3                                                          0.00

   Basis Risk Reserve Fund Account:
                           Beginning Balance                                                                        0.00
                           Additions to the Basis Risk Reserve Fund                                                 0.00
                           Divident Earnings on the Basis Risk Reserve Fund                                         0.00
                           Withdrawals from the Basis Risk Reserve Fund                                             0.00
                           Ending Balance                                                                           0.00
   Basis Risk Reserve Carryover:
                           Interest Carryover Balance with respect to such Distribution Date
                                                 Class A-1                                                          0.00
                                                 Class A-2                                                          0.00
                                                 Class A-3                                                          0.00
                                                 Class A-IO1                                                        0.00
                                                 Class M-1                                                          0.00
                                                 Class M-2                                                          0.00
                                                 Class M-3                                                          0.00

                           Interest Carryover Amount Occured This Period
                                                 Class A-1                                                          0.00
                                                 Class A-2                                                          0.00
                                                 Class A-3                                                          0.00
                                                 Class A-IO1                                                        0.00
                                                 Class M-1                                                          0.00
                                                 Class M-2                                                          0.00
                                                 Class M-3                                                          0.00
                           Interest Carryover Amount Paid This Period
                                                 Class A-1                                                          0.00
                                                 Class A-2                                                          0.00
                                                 Class A-3                                                          0.00
                                                 Class A-IO1                                                        0.00
                                                 Class M-1                                                          0.00
                                                 Class M-2                                                          0.00
                                                 Class M-3                                                          0.00

                           Remaining Interest Carryover Amount
                                                 Class A-1                                                          0.00
                                                 Class A-2                                                          0.00
                                                 Class A-3                                                          0.00
                                                 Class A-IO1                                                        0.00
                                                 Class M-1                                                          0.00
                                                 Class M-2                                                          0.00
                                                 Class M-3                                                          0.00

   Non-Supported Interest Shortfall:
                           Non-Supported Interest Shortfall Allocated to Class A-1                                  0.00
                           Non-Supported Interest Shortfall Allocated to Class A-2                                  0.00
                           Non-Supported Interest Shortfall Allocated to Class A-3                                  0.00
                           Non-Supported Interest Shortfall Allocated to Class A-IO1                                0.00
                           Non-Supported Interest Shortfall Allocated to Class A-IO2                                0.00
                           Non-Supported Interest Shortfall Allocated to Class M-1                                  0.00
                           Non-Supported Interest Shortfall Allocated to Class M-2                                  0.00
                           Non-Supported Interest Shortfall Allocated to Class M-3                                  0.00
                           Total Non-Supported Interest Shortfall                                                   0.00

   One-Month LIBOR                                                                                              4.037500

   LIBOR Certificates, the Uncapped Pass-Through Rate for Such Distribution Date
                            Class A-1                                                                            4.267500
                            Class A-2                                                                            4.267500
                            Class A-3                                                                            4.267500
                            Class M-1                                                                            4.467500
                            Class M-2                                                                            4.687500
                            Class M-3                                                                            4.937500

   Reduction of Certificate Principal Amounts due to Applied Loss Amounts
   Deferred Amounts Detail:
                           Deferred Amount with respect to such Distribution Date
                                                 Class M-1                                                          0.00
                                                 Class M-2                                                          0.00
                                                 Class M-3                                                          0.00

                           Deferred Amount Paid This Period                                                         0.00
                                                 Class M-1                                                          0.00
                                                 Class M-2                                                          0.00
                                                 Class M-3                                                          0.00

                           Deferred Amount Occured This Period                                                      0.00
                                                 Class M-1                                                          0.00
                                                 Class M-2                                                          0.00
                                                 Class M-3                                                          0.00

                           Remaining Deferred Amount
                                                 Class M-1                                                          0.00
                                                 Class M-2                                                          0.00
                                                 Class M-3                                                          0.00

Copyright 2005 J.P. Morgan Chase & Co. All rights reserved.

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